JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

A series of THE SARATOGA ADVANTAGE TRUST

CLASS I SHARES	(Ticker: INCIX)
CLASS A SHARES	(Ticker: INCAX)
CLASS C SHARES	(Ticker: INCCX)
CLASS S SHARES	(Ticker: INCSX)

Incorporated herein by reference are the definitive versions of the Prospectus supplements for the James Alpha Hedged High Income Portfolio filed pursuant to Rule 497 (c) under the Securities Act of 1933, as amended, on April 18, 2018 (SEC Accession No. 0001580642-18-002110).